SHARE PURCHASE AGREEMENT

         THIS SHARE PURCHASE AGREEMENT ("Agreement") is executed this 30th day of June 1999 by and between AmeriResource Technologies, Inc., a Delaware corporation ("ARET"), and Calbear,LLC., a Texas corporation ("Purchaser").

                                    Recitals

         WHEREAS, ARET is in the process of restructuring its operations and desires to sell all of its shares of common stock and any preferred stock (collectively referred to as "the Shares") in ten non-operating subsidiaries, including:

         4.       KLH Engineering of Colorado Springs, Inc.,
         5.       KLH Engineering of Lakewood, Inc.,
         6.       KLH Engineering of Grand Junction, Inc.,
         4.       KLH Engineering of Greely, Inc.,
         5.       KLH Engineering of San Mateo, Inc.,
         6.       KLH Engineering & Constructors, Inc.,
         7.       Morton Technologies, Inc.,
         8.       LBH Engineering, Inc.,
         9.       Coffee Engineering & Surveying, Inc., and
         10.      Scanlon & Associates, Inc.; and

         WHEREAS, Purchaser wishes to purchase ARET's shares in each of the above listed entities in an attempt to salvage any potential value the subsidiaries may have.

                                    Agreement

1. Sale of Shares. ARET agrees to transfer the Shares to Purchaser, and Purchaser agrees to acquire the Shares from ARET. Immediately after ARET receives a duly executed copy of this Agreement and delivery of the purchase price set forth below, it will deliver the Shares to Purchaser.

2. Purchase Price. As consideration for the Shares, the Purchaser shall deliver to a check in the amount of $550 for all of the Shares, which constitute all of ARET's share interest in each of the above-named subsidiaries.

3.       Representation,   Warranties  and  Covenants  of  Purchaser.  Purchaser
         represents, warrants and covenants that:

         a. Purchaser is an entity formed under the laws of the State of Texas.
         b. Purchaser is acquiring the Shares for its own account and not with a view to any distribution within the meaning of the Securities Act of 1933, as amended (the "Act"). Purchaser acknowledges that it has been advised and is aware that the Shares have not been registered under the Act and are "restricted stock" within the meaning of Rule 144 promulgated pursuant




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                  to the Act ("Rule  144").  Unless,  and until,  the Shares are registered  under the Act, they will be subject to limitations
                  upon  the   resale   set   forth  in  Rule  144  or  in  other
                  administrative interpretations by the SEC in effect at the time of the proposed disposition.
         c. Purchaser has received all of the information it considers necessary or appropriate for determining whether to purchase the Shares. Purchaser is familiar with the business, affairs, risks and properties of the 10 subsidiaries.
         d. Purchaser has such knowledge and expertise in financial and business matters that it is capable of evaluating the merits and substantial risks of an investment in the Shares and is able to bear the economic risks relevant to the purchase of the Shares hereunder.
         e. Purchaser is relying solely upon independent consultation with its professional, legal, tax, accounting and such other advisors as Purchaser deems to be appropriate in purchasing the Shares; Purchaser has been advised to, and has consulted with, its professional tax and legal advisors with respect to any tax consequences of investing in the Shares.
         f.       Purchaser  recognizes  that an investment in the securities of
                  the  10   subsidiaries   involves  a   substantial   risk  and
                  understands the risk factors related to the purchase of the Shares.
         g. Purchaser understands that there is no public market for the Shares.
         h. Without in any way limiting the representations set forth above, Purchaser further agrees not to make any disposition of all or any portion of the Shares unless and until:

                  (1) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement.

         i. Purchaser understands that ARET is relying upon Purchaser's representations and warranties as contained in this Agreement in consummating the sale and transfer of the Shares without registering them under the Act or any law. Therefore,
                  Purchaser agrees to indemnify ARET against, and hold it harmless from, all losses, liabilities, costs, penalties and expenses (including attorney's fees) which arise as a result of a sale, exchange or other transfer of the Shares other than as permitted under this Agreement.

6. Representations and Warranties of ARET. ARET represents and warrants that:

         a. ARET is a corporation duly organized and validly existing under the laws of the State of Delaware.
         b. ARET has valid title to the Shares which it is transferring to the Purchaser pursuant to this Agreement. There are no claims, liens, security interests, or other encumbrances upon the Shares.
         c.       All  corporate  action  on the part of ARET  required  for the lawful execution and delivery of this Agreement and the issuance, execution and delivery of the Shares has been duly and effectively taken. Upon execution and delivery, this Agreement will constitute a valid and binding obligation of ARET, enforceable in accordance with its terms, except as the enforceability may be limited by applicable bankruptcy, insolvency or similar laws and judicial decisions affecting creditors' rights generally.
         d. Except as to the title to the Shares and the absence of any claims, liens, security interests, or other encumbrances upon




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                  the Shares, ARET makes no representations  or  warranty of any kind whatsoever, either express or implied, with respect to the Shares and the value thereof or the lack of value represented thereby and with respect to the financial cond-ition of any of the above-listed subsidiaries or the assets of any of such subsidiaries.

7.       Survival   of   Representations,    Warranties   and   Covenants.   The
         representations, warranties and covenants made by ARET and Purchaser in this Agreement shall survive the purchase and sale of the Shares.

8.       Miscellaneous.

         a. In the event any one or more of the provisions contained in this Agreement are for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not effect any other provisions of this Agreement. This Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         b. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors, and permitted assigns. The parties hereto may not transfer or assign any part of their rights or obligations except to the extent expressly permitted by this Agreement.

         c. This Agreement constitutes the entire agreement and understanding between the parties with respect to the sale of the Shares and may not be modified or amended except in writing signed by both parties.

         d. No term or condition of this Agreement shall be deemed to have been waived nor shall there be any estoppel to enforce any provision of this Agreement except by written instrument of the party charged with such waiver or estoppel.

         e. The validity, interpretation, and performance of this Agree-ment shall be governed by the laws of the State of Utah, with-out regard to its law on the conflict of laws. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of Utah, County of Salt Lake, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. The parties exclude any and all statutes, laws and treaties which would allow or require any dispute to be decided in another forum or by other rules of decision than provided in this Agreement.












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         IN WITNESS  WHEREOF,  the parties  have  executed  this Stock  Purchase
Agreement as of the day and year first appearing herein.



AmeriResource Technologies, Inc. ("ARET")          Calbear, LLC..  ("Purchaser")


---------------------------------              ---------------------------------
Delmar Janovec, CEO                            BonnieJean C. Tippetts, President


















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